Dreyfus Intermediate Municipal Bond Fund, Inc.
1 INVESTMENT OBJECTIVE
          The Fund's goal is to provide you with the maximum amount of current income exempt from Federal income tax that is consistent with the preservation of capital.
2 INVESTMENT STRATEGY
          The Fund ordinarily will invest at least 65% of its net assets in debt securities, such as bonds, debentures and other debt instruments. At least 80% of the value of the Fund's net assets must consist of
     Municipal Obligations which,
          in the case of bonds, are rated no lower than A by Moody's, S&P or Fitch. The Fund's dollar-weighted average portfolio maturity ranges between three and ten years. The Fund also may invest in securities which, while not rated, are determined by The Dreyfus Corporation to be of comparable quality to the rated securities in which the Fund may invest.
3 INVESTMENT RISKS
          n All mutual funds of this type involve certain investment risks, including the possible loss of money.
          n The prices of debt securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. These fluctuations will affect the value of a Fund share and thus the Fund's total return to investors.
          n Higher-yielding (and therefore, higher-risk) debt securities are subject to greater volatility and less liquidity than certain lower-yielding, higher rated debt securities.
4 APPROPRIATE FOR INVESTORS WHO:
          n Are seeking to maximize current income exempt from Federal income tax.
          n Are purchasing as a supplement to an overall investment program and are willing to undertake the risks involved.
          n  Have an investment horizon of at least three years.

5 FEES AND EXPENSES
Shareholder Transaction Expenses are paid by investors when purchasing or redeeming Fund shares.
          Redemption Fee                             .10%
          (as a percentage of amount redeemed for shares held less than fifteeen days)
Annual Fund Operating Expenses are fees paid by the Fund and are reflected in the Fund's share price. The following expenses are expressed as a
percentage of average daily net assets:
          Management Fee                             .59%
          Other Expenses                             .12%
          Total Fund Operating Expenses              .71%
Example:
          You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
        1 Year     3 Years          5 Years     10 Years
           $7          $23            $40           $88
The purpose of this section is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors'
annual return. The example is an illustration only; actual expenses and returns will vary.
6 PAST PERFORMANCE
Calendar Year Total Return
Average Annual Total Return
for period ended 3/31/97
                           1 Year5 Years              10 Years
Dreyfus
Intermediate
Municipal Bond Fund          4.58%6.42%             6.52%
Lipper  Intermediate
Municipal Debt
Funds                        4.24%6.04%             6.32%
Past performance is no guarantee of future results; net asset value, yield and investment return fluctuate, so that when you sell your shares you may receive more or less than the amount you paid for them. The Lipper Intermediate Municipal Debt Funds is comprised of intermediate municipal bond funds.
7 Investment Adviser/Portfolio Manager
          The Dreyfus Corporation is the Fund's investment adviser. Monica Wieboldt has been the Fund's primary portfolio manager since 1985. Ms. Wieboldt joined Dreyfus in November 1983 as a Portfolio Manager Associate. Prior to that, she worked for Bankers Trust Company for six years and held posts of Assistant Treasurer and Municipal Bond Trader for the Trust Department.
8 Purchases
          The minimum initial investment is $2,500. The initial investment must be accompanied by the Fund's Account Application. Subsequent investments must be at least $100. You may purchase Fund shares by check or wire, or through the Dreyfus TeleTransfer Privilege.
9 Redemptions
          You can sell Fund shares by written request, telephone, Dreyfus Tele Transfer ($500 minimum, $150,000 maximum), wire redemption ($1,000 minimum,
     $250,000 maximum) or by writing a redemption check ($500 minimum).
          When a redemption request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
10 DISTRIBUTIONS
          Dividends are declared daily and paid monthly; capital gains, if any, are declared and paid annually. Dividends and capital gains can be mailed to you, sent directly to your bank, swept into another Dreyfus account or reinvested back into your Fund to purchase additional shares at net asset value.
          Distributions of net investment income are not subject to Federal income tax. Distributions of any net realized short-term capital gains will be taxable as ordinary income. Distributions from net realized long-term capital gains will be taxable as long-term capital gains, regardless of how long investors have held their shares.
11 OTHER SERVICES
          n Telephone Exchange Privilege
          n Dreyfus-AUTOMATIC Asset BuilderRegistration Mark n Dreyfus Dividend Options n Dreyfus Payroll Savings Plan n Dreyfus Step Program
FUND PROFILE
This Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's Prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semi-annual report. The Prospectus and reports may be obtained at no cost by calling:
1-800-782-6620


Copy Rights 1997, Dreyfus Service Corporation, Broker-Dealer
    Premier Mutual Fund Services, Distributor          947retpro7-974
Registration Mark
Dreyfus
Intermediate
Municipal Bond Fund,
Inc.
A tax exempt
bond fund
April 1, 1997